UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
March 12, 2019
SHARPS COMPLIANCE CORP.
Commission File No. 001-34269

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	74-2657168
(State Or Other Jurisdiction Of Incorporation or Organization)	(IRS Employer Identification No.)

9220 Kirby Drive, Suite 500
Houston, Texas 77054
(Address Of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code)
713-432-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01	Other Events.

Item 9.01	Financial Statement and Exhibits.

SIGNATURES

Item 8.01.	Other Events.

On March 12, 2019, Sharps Compliance Corp. (the "Company", "Sharps" or "we") announced the appointment of Linda Brock as Vice President of Sales, a non-officer position. Ms. Brock will oversee the Field Sales Team, including business development, national account managers and territory managers, with a focus on accelerating the closing of existing sales opportunities, and meeting or exceeding sales budgets while growing the sales pipeline.

A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.
(a)        Financial Information
Not applicable
(b)        Pro Forma Financial Information
Not applicable
(c)        Exhibits
Exhibit    Description
99.1    Press Release, dated March 12, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 12, 2019                             SHARPS COMPLIANCE CORP.

By: /s/ DIANA P. DIAZ
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number            Description
99.1Press Release, dated March 12, 2019